EXHIBIT 5

                                APPLICATION FORM

[United Companies logo- a capitalized "U" lying flat with the ends of the "U" pointing toward the right side of the page with a capitalized "C" looped through the bend in the "U". The ends of the "C" point toward the left of the page. To the right of the "C is printed the company name.] UNITED COMPANIES LIFE INSURANCE COMPANY

         Make checks payable to: United Companies Life Insurance Company Mail check with application to: United Companies Life Insurance Company
                                 P. O. Box 30472
                               Hartford, CT 06115

            FIXED AND VARIABLE GROUP ANNUITY CERTIFICATE APPLICATION

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
                                  __________________________________________________________    __________________________________
                                  First Name             Middle                     Last         Social Security #
ANNUITANT                 1       ___________________________________________________________    ________________/______/__________
                                  Address                                                        Date of Birth   Month   Day   Year

                                  ___________________________________________________________    ___Male  ___Female  ___Trustee
                                  City                   State             Zip
                                                                                                 ___ U.S. ___Resident Alien ___Other
                                  ___________________________________________________________    Citizen      of U.S.       ________
                                  Phone #

                                  __________________________________________________________    __________________________________
                                  First Name             Middle                     Last         Social Security #
CERTIFICATE HOLDER        2       ___________________________________________________________    ________________/______/__________
(If other than Annuitant)         Address                                                        Date of Birth   Month   Day   Year

                                  ___________________________________________________________    ___Male  ___Female  ___Trustee
                                  City                   State             Zip
                                                                                                 ___ U.S. ___Resident Alien ___Other
                                  ___________________________________________________________    Citizen      of U.S.       ________
                                  Phone #
                                  ___________________________________________________________
                                  Relationship to Certificate Holder

                                  __________________________________________________________    __________________________________
                                  First Name             Middle                     Last         Social Security #
JOINT CERTIFICATE         3       ___________________________________________________________    ________________/______/__________
HOLDER                            Address                                                        Date of Birth   Month   Day   Year
(Optional-Spouse only)
Not applicable in                 ___________________________________________________________    ___Male  ___Female  ___Trustee
Pennsylvannia                     City                   State             Zip
Signature required on                                                                            ___ U.S. ___Resident Alien ___Other
reverse                           ___________________________________________________________    Citizen      of U.S.       ________
                                  Phone #

                                  ___________________________________________________________
                                  Relationship to Certificate Holder

                                  First Name             Middle                     Last         Social Security #
BENEFICIARY(IES)          4       ___________________________________________________________    ________________/______/__________
(Person(s) you want to            Address                                                        Date of Birth   Month   Day   Year
receive benefits if
Owner and Joint Owner,            ___________________________________________________________    ___Male  ___Female  ___Trustee
if any, are both                  City                   State             Zip
deceased)                                                                                        ___ U.S.  __Resident Alien ___Other
                                  ___________________________________________________________    Citizen     of U.S.        ________
                                  Phone #


                                  First Name             Middle                     Last         Social Security #
CONTINGENT               5        ___________________________________________________________    ________________/______/__________
BENEFICIARY(IES)                  Address                                                        Date of Birth   Month   Day   Year
(Optional)
                                  ___________________________________________________________    ___Male  ___Female  ___Trustee
                                  City                   State             Zip
                                                                                                 ___ U.S. ___Resident Alien ___Other
                                  ___________________________________________________________    Citizen      of U.S.       ________
                                  Phone #


TYPE OF PLAN             6        __________ Non-Qualified     Plan__________________________
Product being purchased           __________ 1035 Exchange.    List Company Name_____________

Describe Qualified Type           __________ Qualified
                                  __________ IRA  $__________   Tax Year 19__   _______SEP/IRA
                                  __________ Transfer  _____ Rollover    ___ Other ___________

REPLACEMENT              7        Will this annuity replace or change any existing life
                                  insurance or annuity in this or any other company?
                                  __ YES  __ NO   If yes, list insurance company _____________

COMMENCEMENT             8        Annuity Start Date:_________________________________________
OF ANNUITY                        The Annuitant will begin  receiving  annuity  payments on the
PAYMENTS                          first day of the month on or after  the Annuitant's 85th
                                  birthday,  or an earlier date if specified below.

                                  Note: Qualified money may be subject to earlier distribution rules.  You may amend this election in the future.

INITIAL
PURCHASE                  9       $___________________(Minimum $2,000 IRA/$5,000 Non-qualified)
PAYMENTS

ADDITIONAL                10      $___________________ per ____________________(specify period)
PURCHASE
PAYMENTS                          Frequency of Payment:
Billing Information               ___ Annually  ___ Semi-annually  ___ Quarter  ___ Monthly(PAC)



TELEPHONE                         I/We authorize  United  Companies  Life Insurance  Company to
INSTRUCTIONS              11      honor my telephone instructions  in order to make transfers
(Optional-Sign only               among the Contract's  subaccounts,  MVA accounts,  and fixed
if  requesting  this              account options. I/We hereby acknowledge that all telephone
option)                           Instructions  given pursuant to this Authorization are
                                  subject to the conditions set forth in the prospectus and
                                  that UCLIC will not be liable for any loss,  liability,  cost, or expense for acting in  accordance with such instructions believed by them to be  genuine. UCLIC will employ reasonable procedures to confirm that instructions  communicated by
                                  telephone  are  genuine  and   that if it does not it may be
                                  liable  for any  losses  due to any  unauthorized  or
                                  fraudulent  instructions.

                                  ____________________           ______________________________
                                  Certificate Holder's           Joint Certificate Holder's
                                   Signature                      Signature

ALLOCATION                12      You may allocate your Initial Purchase Payment selecting
                                  up to ten of the investment  options.  Please indicate each allocation  below as a percentage of your Initial  Purchase
                                  Payment;  note that the minimum balance per subaccount must be at least  $500.  Please  use whole  percentages,  with a minimum  of 5% in any  investment  option  and be sure that your allocations total 100%.
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                       VARIABLE SUBACCOUNTS
                       ____________________
                                                                                           MVA              FIXED
                                                                                        ACCOUNTS          ACCOUNTS
                                                                                        ________          ________

                 Column 1                             Column 2                          Column 3          Column 4
                 ________                             ________                          ________          ________

______ % Dreyfus Stock Index Fund        _____ % Scudder Money Market                   ____ % 3 Year     ____ % 1 Year
______ % Dreyfus Growth/Income Fund      _____ % Scudder International Fund             ____ % 5 Year
______ % Federated Utility Fund          _____ % Van Eck Gold/Natural Resources         ____ % 7 Year
______ % Federated Corporate Bond Fund   _____ % Other
______ % MFS Emerging Growth
______ % MFS Total Return Fund


                                         _____ % Total (Include columns 1,2,3, and 4)

     Future  purchases  may be allocated  as shown  above;  or, you may select a different  allocation  at the  time  of your  purchase,  if you  prefer.  I understand  that my Purchase  Payment will be allocated to the Money Market
     Subaccount  as  described in the  prospectus  until the end of the Right to
     Examine Period, at which time it will be allocated as shown above.
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
DOLLAR                   13      (Complete only if requesting Dollar Cost Averaging)
COST                             I authorize the transfer of  $_____ (minimum  of $50)
AVERAGING                        at specific   intervals  over  at  least  a  one-year
(Optional-For variable           period  from  the  __ Money  Market or  __ Fixed
sub-accounts only)               Account  (minimum 25% of Fixed Account) to:
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
                           VARIABLE SUBACCOUNTS
              Column 1                             Column 2
              ________                             ________

_____ % Dreyfus Stock Index Fund            _____ % Scudder Money Market
_____ % Dreyfus Growth/Income Fund          _____ % Scudder International Fund
_____ % Federated Utility Fund              _____ % Van Eck Gold/Natural Resources
_____ % Federated Corporate Bond Fund       _____ % Other
_____ % MFS Emerging Growth
_____ % MFS Total Return Fund

                                            _____ % Total (Include columns 1 and 2)

     ___ Please make my first  transaction  _____/ ______ / (mm/dd/yy)  and ____
     monthly _____ quarterly _____ semi-annually thereafter.
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
REBALANCING OPTION       14       Rebalance my investments
(For automatic
rebalancing Rebalance             ___ Quarterly  ___ Semi-Annually                   ___ Annually to percentage allocation as
of the Contract Value in                                                                 selected indicated below.
each subaccount at                Use whole percentages only.  Total must equal.
selected intervals                100%
to maintain the percentage per
sub-account as selected by the
Certificate-holder.)
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
                          VARIABLE SUBACCOUNTS
                          ____________________

              Column 1                                     Column 2
              ________                                     ________

_____ % Dreyfus Stock Index Fund             _____ % Scudder Money Market
_____ % Dreyfus Growth/Income Fund           _____ % Scudder International Fund
_____ % Federated Utility Fund               _____ % Van Eck Gold/Natural Resources
_____ % Federated Corporate Bond Fund        _____ % Other
_____ % MFS Emerging Growth
_____ % MFS Total Return Fund


                                             _____ % Total (Include columns 1 and 2)
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
                         (Note: Must be completed with each application          Estimated Annual                   $ _____ Declined
                         unless you provide suitability information to           Income (all sources)
                         your broker/dealer on a different form.)
                                                                                 Estimated Net Worth                $ _____ Declined
                                                                                 (Exclusive of family residence)
SUITABILITY    15        ______________________________________________________
                         Employer                                                Estimated Tax Bracket               _____% Declined
                         _______________________________________________________ Investment Objective:
                         Business Address                                        _____ Safety of Principal
                         _______________________________________________________ _____ Income (cash generating)
                         City                      State             Zip         _____ Growth (long term capital appreciation)
                         _______________________________________________________ _____ Diversification
                         Occupation                     Age(optional)            _____ Other (please specify) __________

                         Are you associated with or employed by an NASD member   _____ Yes   _____ No
AGREEMENT      16        It is agreed that:  (a) all statements and answers
                         given above are true and  complete  to the best of my
                         knowledge; (b)  this  application  shall  become  part
                         of the  annuity contract  issued by the Company;  and
                         (c) my  acceptance of the contract applied for will
                         constitute  approval by me of any  corrections or
                         additions made in item 21.  However,  I must agree in
                         writing to any  changes  in:  amounts;  ages; plan of
                         annuity;  and benefits.  I understand  that annuity
                         payments  and  surrender   values,   when  based  upon
                         the investment  experience of a separate account , are
                         variable and are not  guaranteed as to dollar  amount.
                         Receipt of a current variable annuity prospectus is
                         hereby acknowledged.

CERTIFICATION  17        _______________________________________________________
                         Certificate Holder Social Security # or Tax ID#

                         Under penalties of perjury, I certify that:

                           1. The number shown on this form is my correct taxpayer identification number, and
                           2.  I am not subject to backup  withholding  because:
                               (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholdings as a result of failure to report all interest or dividends, (c) the IRS has notified me that I am no longer subject to backup withholding.

                           Certification Instructions:

                           You must cross out item (2) above if: (a) you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return; and (b) you have not received notice from the IRS advising that backup withholding has been terminated.

                           Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
                           (Not applicable in the states of Maryland, Nebraska, Pennsylvania or Oregon.)

SIGNED AT      18          _____________________________________________________
                           City                  State (REQUIRED)          Date

                           _____________________________________________________
                           Signature of Annuitant (REQUIRED)

                           _____________________________________________________
                           Signature of Certificate Holder (If other than Annuitant) (Any representative capacity, such as trustee, must include the full legal description.)

                           _____________________________________________________
                           Signature of Joint Certificate Holder (If named in #3)

AGENT'S
CERTIFICATION  19          By signing below, the Registered Rep/Agent certifies
                           that:
                           (a) The questions  contained in this application were
                               asked of the Certificate Holder and the answers duly recorded; that this application is complete and true to the best of my knowledge and belief; and

                           (b) I am NASD registered and state licensed for
                               variable annuity contracts where this application is written and delivered; and
                           (c) To the  best of my  knowledge  and  belief,  this
                               application _____does _____does not involve replacement of existing life insurance or annuities. If replacement in involved, attach a copy of each disclosure statement and a list of companies involved.
                           (d) I received $_____________________________________
                               as the purchase payment.

AGENT'S
SIGNATURE      20
                           _____________________________________________________        ___________________________________________
                           Representative's name (please print)                         Name of Broker/Dealer

                           _____________________________________________________        ___________________________________________
                           Representative's number                                      Branch Office Address

                           _____________________________________________________        ___________________________________________
                           In Florida, also present a FL License ID#                    Representative's Phone #

                           _____________________________________________________        ___________________________________________
                           Representative's signature                                   Authorized Signature of Broker/Dealer


HOME OFFICE
USE ONLY          21       [empty blank space]
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[United  Companies  logo  centered on page  -Capitalized  "U"  intertwined  with
Capitalized "C". The company name is printed to the right of the UC logo] UNITED COMPANIES LIFE INSURANCE COMPANY